Exhibit 10.6
                        EXECUTIVE COMPENSATION AGREEMENT


     THIS EXECUTIVE COMPENSATION AGREEMENT is entered into as of September 13, 1999, and renewed as modified on March 24, 2003 by and between ROBERT B. WEBSTER (the "Employee") and ROSS SYSTEMS, INC., a Delaware corporation (the "Company").

     1.   Term of Employment.
          -------------------

     (a) Basic Rule. The Company  agrees to continue the Employee's  employment,
         ----------
and the Employee agrees to remain in employment with the Company, from the date hereof until the date when the Employee's employment terminates pursuant to Subsection (b), (c) or (d) below.

     (b) Early Termination.  Subject to Section 6, the Company may terminate the
         ------------------
Employee's employment by giving the Employee ninety (90) days' advance notice in writing. The Employee may terminate his employment by giving the Company thirty
(30) days' advance notice in writing. The Employee's employment shall terminate automatically in the event of his death. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this Section 1.

     (c) Cause. The Company may at any time terminate the Employee's  employment
         -----
for Cause by giving the Employee notice in writing. For all purposes under this Agreement, "Cause" shall mean:

          (i) A willful act by the Employee which constitutes fraud and which is injurious to the Company; or

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

                      ROSS SYSTEMS, INC. AND SUBSIDIARIES

          (ii) Conviction of, or a plea of "guilty" or "no contest" to, a felony; or

          (iii) Employee's continuing repeated willful failure or refusal to perform his material duties required by this Agreement which is injurious to the Company.

No act, or failure to act, by the Employee shall be considered "willful" unless committed without good faith and without a reasonable belief that the act or omission was in the Company's best interest. This Agreement may not be terminated for Cause unless Employee has first been given the opportunity, together with his counsel, to be heard before the Company's Board of Directors.

     (d) Disability.  The Company may terminate the Employee's active employment
         -----------
due to Disability by giving the Employee ninety (90) days' advance notice in writing. For all purposes under this Agreement, "Disability" shall mean that Employee, at the time notice is given, has become eligible to receive immediate long-term disability benefits under the Company's long-term disability insurance plan or, if there is no such plan, under the federal Social Security program. In the event that the Employee resumes the performance of substantially all of his duties hereunder before the termination of his active employment under this Subsection (d) becomes effective, the notice of termination shall automatically be deemed to have been revoked.

     (e) Rights Upon Termination.  Except as expressly  provided in Section 6 or
         -----------------------
provided in subparagraph (f) of this Section 1, upon the termination of the Employee's employment pursuant to this Section 1, the Employee shall only be entitled to the compensation, benefits and reimbursements described in Sections 3, 4 and 5 for the period preceding the effective date of the termination. The payments under this Agreement shall fully discharge all responsibilities of the Company to the Employee upon the termination of his employment.

     (f) In the event that the Company terminates the employment of the Employee without Cause (as defined in Section 3 of this Agreement), Employee shall be entitled to the following:

          (i) an amount equal to two (2) times the Employee's annual rate of Base Compensation as in effect at the time of such termination plus two (2) times the targeted annual bonus, to be paid by the Company on a semi-monthly basis;

          (ii) continuation of the employee benefits provided to Employee pursuant to Section 4 hereof for a period of two (2) years after such termination; and

          (iii) a period of ninety days (90) to exercise all Incentive Awards (as defined in Section 6(e) of this Agreement) that are vested at the time of such termination.

     (g)  Termination  of Agreement.  This  Agreement  shall  terminate when all
          --------------------------
obligations of the parties hereunder have been satisfied.

     2. Duties and Scope of Employment.

     (a)  Position.  The Company  agrees to employ the Employee as its Executive
          ---------
Vice President, Secretary and a Director of the company for the term of his employment under this Agreement. At all times during the term of this Agreement, Employee shall have powers and duties at least commensurate with his position as Executive Vice President and Chief Administrative Officer of the Company. The Employee shall report only to the Chairman of the Company's Board of Directors.

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                      ROSS SYSTEMS, INC. AND SUBSIDIARIES


     (b)  Obligations.  During the term of his employment  under this Agreement,
          -----------
the Employee shall devote his full business efforts and time to the Company and its subsidiaries. The Employee shall not render services to any other for-profit corporation or entity without the prior written consent of the Company's Board. This Subsection (b) shall not preclude the Employee from engaging in appropriate professional, educational, civic, charitable or religious activities or from devoting a reasonable amount of time to private investments that do not interfere or conflict with his responsibilities to the Company.

     3.  Base  Compensation.  During  the  term  of his  employment  under  this
         ------------------
Agreement, the Company agrees to pay the Employee as compensation for his services a base salary at the annual rate of $210,000 or at such higher rate as the Company may determine from time to time. Such salary shall be payable in accordance with the Company's standard payroll procedures. Once the Company has increased such salary, it thereafter shall not be reduced. (The annual compensation specified in this Section 3, together with any increases in such compensation that the Company may grant from time to time, is referred to in this Agreement as "Base Compensation.")

     4.  Employee  Benefits.  During  the  term  of his  employment  under  this
         ------------------
Agreement, the Employee shall be eligible for the fringe benefits, bonuses, vacations, employee benefit plans and executive compensation programs maintained by the Company for other senior executives, subject in each case to the generally applicable terms and conditions of the plan or program in question and to the determinations of any person or committee administering such plan or program.

     5.  Business  Expenses.  During  the  term  of his  employment  under  this
         -------------------
Agreement, the Employee shall be authorized to incur necessary and reasonable travel, entertainment and other business expenses in connection with his duties hereunder. The Company shall reimburse the Employee for such expenses upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company's generally applicable policies.

     6. Change in Control.
        ------------------

     (a) Definition. For all purposes under this Agreement,  "Change in Control"
         -----------
shall mean the occurrence of any of the following events after September 13, 1999, the date of this Agreement:

          (i) Any "person" (as such term in used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by the acquisition or aggregation of securities is or becomes the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital
     Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company;

          (ii) The  stockholders of the Company  approve a definitive  agreement
     (A) to merge or consolidate the Company with or into another corporation in which the holders of the securities of the Company before such merger or reorganization will not, immediately following such merger or reorganization, hold as a group on a fully diluted basis both the ability to elect at least a majority of the directors of the surviving corporation and at least a majority in value of the surviving corporation's outstanding equity securities, or (B) to sell or otherwise dispose of all or substantially all of the assets of the Company or dissolve or liquidate the Company; or

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



     (b) Good Reason. For all purposes under this Agreement, "Good Reason" shall
         -----------
mean that the Employee:

          (i) Has incurred a material reduction in his powers or duties;

          (ii) Has incurred one or more reductions in his Base Compensation in the cumulative amount of five percent (5%) or more; or

          (iii) Has been notified that his principal place of work will be relocated by a distance of 50 miles or more.

     (c) Severance  Payment.  The Employee  shall be entitled to receive  salary
         ------------------
continuation payments from the Company (the "Severance Payment") if, during the term of this Agreement and within the first nine (9) month period after the occurrence of a Change in Control either:

          (i) The Employee  voluntarily  resigns his employment for Good Reason;
     or

          (ii) The Company terminates the Employee's employment for any reason other than Cause or Disability.

     The Severance Payments shall be paid by the Company on a semi-monthly basis; following the date of the employment termination and shall be in an amount determined under Subsection (d) below. The Severance Pay-out shall be in lieu of any further payments to the Employee under Section 3 and any further accrual of benefits under Section 4 with respect to periods subsequent to the date of the employment termination.

     (d) Amount.  The amount of the Severance  Payments  shall in total equal to
         ------
two (2) times the Employee's annual rate of Base Compensation plus targeted annual bonus incentive, as in effect on the date of the employment termination.

     (e) Incentive Programs.  If, during the term of this Agreement, a Change in
         ------------------
Control occurs with respect to the Company, the vesting of all of Employee's awards heretofore or hereafter granted to him under all stock option, stock appreciation rights, restricted stock, phantom stock or similar plans or agreements of the Company ("Incentive Awards") shall be immediately accelerated regardless of any provisions in such plans or agreements that do not provide for such acceleration of vesting. In addition, Employee will have at ninety (90) days following the date his employment is terminated to exercise all of such Incentive Awards regardless of any provisions in any plans or agreements to the contrary. This Agreement shall be deemed to be an amendment of such plans or agreements to the extent required to implement this subsection (e) and preserve the qualified status of Employee's incentive stock options for the longest time permitted by applicable law. (To the extent that such plans or agreements provide for full vesting on an earlier date than does this Agreement, or for longer post-termination of employment exercise periods, such plans or agreements shall prevail.)

     (f) Insurance Coverage. During the twenty-four (24) month period commencing
         ------------------
upon a termination of employment described in Subsection (c) above, the Employee (and, where applicable, his dependents) shall be entitled to continue participation in the group insurance plans maintained by the Company, including life, disability and health insurance programs, as if he were still an employee of the Company. Where applicable, the Employee's salary for purposes of such plans shall be deemed to be equal to his Base Compensation. To the extent that

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

the Company finds it impossible to cover the Employee under its group insurance policies during such twenty-four (24) month period, the Company shall provide the Employee with individual policies which offer at least the same level or coverage and which impose not more than the same costs on him. The foregoing notwithstanding, in the event that the Employee becomes eligible for comparable group insurance coverage in connection with new employment, the coverage provided by the Company under this Subsection (f) shall terminate immediately. Any group health continuation coverage that the Company is required to offer under the Consolidated Omnibus Budget Reconciliation Act of 1986 ("COBRA") shall commence when coverage under this Subsection (f) terminates.

     (g) No  Mitigation.  The  Employee  shall not be required  to mitigate  the
         ---------------
amount of any payment contemplated by this Section 6 (whether by seeking new employment or in any other manner). Except as expressly provided in Subsection
(f) above, no such payment shall be reduced by earnings that the Employee may receive from any other source.

     7. Limitation on Payments.
        -----------------------

     (a) Application.  This Section 7 shall apply to the Employee only if, after
         ------------
the application of this Section 7, the present value of his aggregate payments or property transfers from the Company will be greater than the present value of his payments or property transfers from the Company would have been if:

          (i) This Section 7 did not apply; and

          (ii) Such present value had been reduced by the amount of the excise tax described in section 4999 of the Internal Revenue Code of 1986, as amended (the "Code").

In all other cases, this Section 7 shall not apply to the Employee. All determinations under this Subsection (a) shall be made by the independent auditors retained by the Company most recently prior to the Change in Control (the "Auditors").

     (b) Basic Rule. Any provision of this Agreement  other than  Subsection (a)
         ----------
above to the contrary notwithstanding, in the event that the Auditors determine that any payment or transfer by the Company to or for the benefit of the Employee, whether paid or payable (or transferred or transferable) pursuant to the terms of this Agreement or otherwise (a "Payment"), would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Section 7, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible

     (c)  Reductions.  If the  amount  of the  aggregate  payments  or  property
          ----------
transfers to the Employee must be reduced under this Section 7, then the Company shall direct in which order the payments or transfers are to be reduced, but no change in the timing of any payment or transfer shall be made without the Employee's consent. As a result of uncertainty in the application of sections 280G and 4999 of the Code at the time of an initial determination by the Auditors hereunder, it is possible that a payment will have been made by the Company that should not have been made (an "Overpayment") or that an additional payment that will not have been made by the Company could have been made (an "Underpayment"). In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Employee that the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Employee that he shall repay to the Company, together with interest at the applicable federal rate specified in section 7872 (f) (2) of the Code; provided, however, that no amount shall be payable by the Employee to the Company if and to the extent that such payment would not reduce the amount that is nondeductible under section 280G of the Code or is subject to an excise tax

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

under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to, or for the benefit of, the Employee, together with interest at the applicable federal rate specified in section 7872 (f) (2) of the Code.

     8. Successors.
        -----------

     (a) Company's Successors.  The Company shall require any successor (whether
         --------------------
direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets, by an agreement in substance and form satisfactory to the Employee, to assume this Agreement and to agree expressly to perform this Agreement in the same manner and to the same extent as the Company would be required to perform it in the absence of a succession. The Company's failure to obtain such agreement prior to the effectiveness of a succession shall be a breach of this Agreement and shall entitle the Employee to all of the compensation and benefits to which he would have been entitled hereunder if the Company had involuntarily terminated his employment without Cause immediately after such succession becomes effective. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and/or assets which executes and delivers the assumption agreement described in this Subsection (a) or which becomes bound by this Agreement by operation of law.

     (b)  Employee's  Successors.  This Agreement and all rights of the Employee
          ----------------------
hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     9. Restrictive Covenants.
        ----------------------

     (a) For purposes of this Agreement, the following terms shall have the following respective meanings:

     "Competing  Business" means a business that, wholly or partly,  directly or
      -------------------
indirectly, is engaged in providing, selling or marketing enterprise-wide business systems and related services to companies installing client-server software products.

     "Competitive  Position"  means:  (A) Employee's  direct or indirect  equity
      ----------------------
ownership (excluding ownership of less than one percent (1%) of the outstanding common stock of any publicly held corporation) or control of any portion of any Competing Business; (B) Employee serving as a director, officer, consultant, lender, joint venturer, partner, agent, advisor or independent contractor of or to any Competing Business; or (C) any employment arrangement between Employee and any Competing Business whereby Employee is required to perform services for the Competing Business substantially similar to those that Employee performed for the Company.

     "Restricted  Territory"  means the  United  States of America  and  Canada.
      --------------------

     (b) Employee agrees that he will not, without the prior written consent of the Board, either directly or indirectly, alone or in conjunction with any other person or entity, accept, enter into or attempt to enter into a Competitive Position in the Restricted Territory at any time during his employment with the Company or, in the event the Company terminates the employment of the Employee without Cause, for a period of two (2) years thereafter.

     (c) Employee agrees that he will not, without the prior written consent of the Board, either directly or indirectly, alone or in conjunction with any other person or entity, solicit, entice or induce any customer of the Company (or any actively sought or prospective customer of the Company) for or on behalf of any

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

Competing Business at any time during his employment with the Company or, in the event the Company terminates the employment of the Employee without Cause, for a period of two (2) years thereafter.

     (d) Employee agrees that he will not, without the prior written consent of the Board, either directly or indirectly, alone or in conjunction with any other person or entity, solicit or attempt to solicit any "key or material" employee, consultant, contractor or other personnel of the Company to terminate, alter or lessen that party's affiliation with the Company or to violate the terms of any agreement or understanding between such employee, consultant, contractor or other person and the Company at any time during his employment with the Company or, in the event the Company terminates the employment of the Employee without Cause, for a period of two (2) years thereafter. For purposes of this subsection
(d), "key or material" employees, consultants, contractors or other personnel shall mean those such persons or entities who have direct access to or have had substantial exposure to Confidential Information or Trade Secrets.

     (e) The provisions of Subsections (b), (c) and (d) of this Section 9 shall not apply if, following the occurrence of a Change in Control, (i) the Employee voluntarily resigns his employment with the Company for any reason or (ii) the Company terminates the Employee's employment for any reason.

     10. Confidentiality.
         ---------------

     (a) For purposes of this Agreement, the following terms shall have the following respective meanings:

          "Confidential   Information"   means  all  valuable   proprietary  and
           --------------------------
     confidential business information belonging to or pertaining to the Company and its affiliates and subsidiaries, other than "Trade Secrets" (as defined below), that is not generally known by or available to the competitors of the Company but is generally known only to the Company and those of its employees, independent contractors, customers or agents to whom such information must be confided for internal business purposes.

          "Trade  Secrets"  means the "trade  secrets" of the Company as defined
           --------------
     under applicable law.

     (b) In recognition of the Company's need to protect its legitimate business interests, Employee hereby covenants and agrees that he shall regard and treat each item of information or data constituting a Trade Secret or Confidential Information as strictly confidential and wholly owned by the Company and that he will not use, distribute, disclose, reproduce or otherwise communicate any such item of information or data to any person or entity for any purpose other than in connection with his performance of his obligations under this Agreement. The covenant contained in the preceding sentence shall apply: (i) with respect to Confidential Information, at all times Employee is employed by the Company and for a period of three (3) years thereafter; and (ii) with respect to Trade Secrets, at all times such data or information constitutes a "trade secret" under applicable law.

     11. Miscellaneous Provisions.
         ------------------------

     (a)  Notice.  Notices  and all other  communications  contemplated  by this
         -------
Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Employee, mailed notices shall be addressed to him at the home address which he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.

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


         (b) Waiver. No provision of this Agreement shall be modified, waived or
             -------
discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Company (other than the Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

     (c)  Whole  Agreement;   Amendment.   No  agreements,   representations  or
          ------------------------------
understandings (whether oral or written and whether express or implied) which are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof. This Agreement shall not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

     (d) No  Setoff;  Withholding  Taxes.  There  shall be no right of setoff or
         --------------------------------
counterclaim, with respect to any claim, debt or obligation, against payments to the Employee under this Agreement. All payments made under this Agreement shall be subject to reduction to reflect taxes required to be withheld by law.

     (e)  Choice  of  Law.  The  validity,   interpretation,   construction  and
          ----------------
performance of this Agreement shall be governed by the laws of the State of Georgia.

     (f) Severability.  The invalidity or  unenforceability  of any provision or
         ------------
provisions of this Agreement shall not effect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

     (g)  Arbitration.  Except as  otherwise  provided  in this  Agreement,  any
          -----------
controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in Atlanta, Georgia in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. All fees and expenses of the arbitrator and such Association shall be paid as determined by the arbitrator.

     (h) No  Assignment.  The rights of any person to payments or benefits under
         --------------
this Agreement shall not be made subject to option or assignment, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any action in violation of this Subsection (h) shall be void.

     (i) Counterparts. This Agreement may be executed in counterparts, each
        -------------
of which shall for all purposes be deemed an original, and all of such counterparts shall together constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


                                          /s/ Robert B. Webster
                                          --------------------------------------
                                              Robert B. Webster


                                              ROSS SYSTEMS, INC.


                                              By:
                                                --------------------------------

                                              Title:
                                                   -----------------------------